POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and appoints each of Bruce H. Beatt and Kathryn P. Sherer, signing singly, the undersigned?s true and lawful attorney-in-fact to:

	(1)prepare, execute in the undersigned?s name and on the undersigned?s behalf,
	and submit to the U.S. Securities and Exchange Commission (the ?SEC?) a
	Form ID, including amendments thereto, and any other documents necessary
	or appropriate to obtain codes and passwords enabling the undersigned to
	make electronic filings with the SEC of reports required by Section 16(a) of
	the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

	(2)execute for and on behalf of the undersigned, in the undersigned?s
	capacity as an officer and/or director of Stanley Black & Decker, Inc.
	(the ?Company?), Forms 3, 4, and 5 in accordance with Section 16(a) of the
	Securities Exchange Act of 1934 and the rules thereunder, and any other
	forms or reports the undersigned may be required to file in connection with
	the undersigned?s ownership, acquisition, or disposition of securities of
	the Company;

	(3)do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

	(4)take any other action of any type whatsoever in connection with the
	foregoing which, in the opinion of such attorney-in-fact, may be of benefit
	to, in the best interest of, or legally required by, the undersigned, it
	being understood that the documents executed by	such attorney-in-fact
	on behalf of the undersigned pursuant to this Power of Attorney shall
	be in such form and shall contain such terms and conditions as such
	attorney-in fact may approve in such attorney-in-fact?s discretion.

	The undersigned hereby grants to each such attorney-in-fact full
	power and authority to do and perform any and every act and thing
	whatsoever requisite, necessary, or proper to be done in the exercise
	of any of the rights and powers herein granted,as fully to all intents
	and purposes as the undersigned might or could do if personally present,
	with full power of substitution or revocation, hereby ratifying and
	confirming all that such attorney-in-fact, or such attorney-in-fact?s
	substitute or substitutes, shall lawfully do or cause to be done
	by virtue of this power of attorney and the rights and powers herein
	granted. The undersigned acknowledges that the foregoing attorneys-in-fact,
	in serving in such capacity at the request of undersigned, are not assuming,
	nor is the Company assuming, any of the undersigned?s responsibilities to
	comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned?s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of March, 2010.


						    /s/ Nolan D. Archibald
						          Signature

						      Nolan D. Archibald
						        Print Name